This Prospectus describes two mutual funds. The Rockhaven Fund is a mutual fund with the investment objective of obtaining above average current income together with capital appreciation. The Rockhaven Premier Dividend Fund (referred to in this Prospectus as the "Premier Dividend Fund") is a mutual fund with a primary investment objective of obtaining high current income and a secondary objective of seeking capital appreciation. (The two funds collectively are referred to as the "Funds.") Both Funds attempt to achieve their objective by investing in a diversified portfolio of equity securities. See "Investment Objective and Policies." There can be no assurance that either Fund will achieve its investment objective.

This Prospectus sets forth basic information about the Funds that prospective investors should know before investing. It should be read and retained for future reference. Each Fund is a separate series of Advisors Series Trust (the "Trust"), an open-end registered management investment company. A Statement of Additional Information (the "SAI") dated September 7, 1999 has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. This SAI is available without charge upon request to the Funds at the address given here. The SEC maintains an internet site (http:/www.sec.gov) that contains the SAI, other material incorporated by reference and other information about companies that file electronically with the SEC.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Shares of the Funds are not bank deposits, nor are they guaranteed or endorsed by AmSouth bancorporation or any other bank. Shares of the Funds are not insured by the Federal Deposit Insurance Corporation ("FDIC"), Federal Reserve Board or any other agency.

PROSPECTUS
SEPTEMBER 7, 1999


THE ROCKHAVEN FUND (RAMEX)
THE ROCKHAVEN PREMIER DIVIDEND FUND (RAMCX)
100 FIRST AVENUE
SUITE 850
PITTSBURGH, PA 15222
SHAREHOLDER SERVICES 888.229.2105
FUND LITERATURE 800.522.3508

Table of Contents

Expense Table                           2
Financial Highlights                    3
Investment Objectives and Policies      4
Management of the Funds                 7
Investor Guide                         11
Services Available to Shareholders     16
How to Redeem Your Shares              17
Distributions and Taxes                20
General Information                    21
--------------------------------------------------------------------------------
Expense Table

Expenses are one of several factors to consider when investing in the Funds. There are two types of expenses involved: shareholder transaction expenses, such as sales loads, and annual operating expenses, such as investment advisory fees. The Funds have adopted a plan of distribution under which they will pay the Advisor, as Distribution Coordinator, a fee at the annual rate of up to 0.25% of each Fund's net assets. A long-term shareholder may pay more, directly and indirectly, in such fees than the maximum sales charge permitted under the rules of the National Association of Securities Dealers. Shares will be redeemed at net asset value per share.

SHAREHOLDER TRANSACTION EXPENSES.

Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)             5.75%
Sales Load on Reinvested Distributions            None
Deferred Sales Load or Redemption Fee             None

ANNUAL OPERATING EXPENSES OF EACH FUND.
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

Investment Advisory Fee, net of fee waivers -
12b-1 Fee                                         0.25%
Other Expenses (after expense reimbursement)      1.25%
                                                  ----
Total Fund Operating Expenses
  (after expense reimbursement)                   1.50%
                                                  ====

The Advisor has voluntarily agreed to reduce its fees and/or pay expenses to the Funds to insure that each Funds' expenses will not exceed 1.50%. If the Advisor had not limited the Funds' expenses, "Investment Advisory Fees" for The Rockhaven Fund and The Rockhaven Premier Dividend Fund would have been 0.75% and 0.75%, respectively. "Other Expenses" would have been 7.51% and 10.28%, respectively, and "Total Operating Expenses" would have been 8.51% and 11.28%, respectively, for the Funds' fiscal year ended September 30, 1998. The Advisor is permitted to be reimbursed by the Funds for fees waived or expenses reimbursed provided the resulting Fund expenses do not exceed 1.50%. See "Management of the Fund."

EXAMPLE.

This table illustrates the net operating expenses that would be incurred by an investment in the Funds over different time periods assuming a $1,000 investment, payment of the maximum sales load, a 5% annual return, and redemption at the end of each time period.

--------------------------------------------------------------------------------
ROCKHAVEN ASSET MANAGEMENT              2                             PROSPECTUS

        1 YEAR            3 YEARS            5 YEARS         10 YEARS
        ------            -------            -------         --------
          $72              $102               $135             $226

The Example shown above should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In addition, federal regulations require the Example to assume a 5% annual return, but the Funds' actual return may be higher or lower. See "Management of the Funds."

Financial Highlights

The tables that follow are included in the Funds' Semi-annual Report and certain figures have been audited by McGladrey & Pullen, LLP. Their report on the financial statements and financial highlights is included in the latest Annual Report. The financial statements and financial highlights are incorporated by reference into (are legally a part of) the Fund's Statement of Additional Information.

                               THE ROCKHAVEN FUND

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                       Six Months     November 3, 1997*
                                                         Ended            through
                                                     March 31, 1999#  September 30, 1998
                                                        ---------         ---------
Net asset value, beginning of period ................   $    9.71         $   10.00
                                                        ---------         ---------
Income from investment operations:
   Net investment income ............................        0.07              0.14
   Net realized and unrealized gain (loss)
        on investments ..............................        1.87             (0.29)
                                                        ---------         ---------
Total from investment operations ....................        1.94             (0.15)

Less distributions:
   From net investment income .......................       (0.09)            (0.14)
                                                        ---------         ---------

Net asset value, end of period ......................   $   11.56         $    9.71
                                                        =========         =========

TOTAL RETURN ........................................       19.98%+           (1.61%)+

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ...............   $   3,156         $   1,991

Ratio of expenses to average net assets:
   Before expense reimbursement .....................        4.84%++           8.51%++
   After expense reimbursement ......................        1.50%++           1.49%++

Ratio of net investment income to average net assets:
   After expense reimbursement ......................        1.30%++           1.82%++

Portfolio turnover rate .............................       50.48%            98.13%

* Commencement of operations.

# Unaudited.

+ Not annualized.

++ Annualized.

--------------------------------------------------------------------------------
ROCKHAVEN ASSET MANAGEMENT              3                             PROSPECTUS

                       THE ROCKHAVEN PREMIER DIVIDEND FUND

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                      Six Months     November 3, 1997*
                                                         Ended            through
                                                    March 31, 1999#  September 30, 1998
                                                        -------           -------
Net asset value, beginning of period ................   $  9.80           $ 10.00
Income from investment operations:
   Net investment income ............................      0.08              0.21
   Net realized and unrealized gain (loss)
      on investments ................................      2.65             (0.21)
                                                        -------           -------
Total from investment operations ....................      2.73              0.00

Less distributions:
   From net investment income .......................     (0.12)            (0.20)
                                                        -------           -------

Net asset value, end of period ......................   $ 12.41           $  9.80
                                                        =======           =======

TOTAL RETURN ........................................     27.94%+           (0.10)%+

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (million) .................   $   4.8           $   1.7

Ratio of expenses to average net assets:
   Before expense reimbursement .....................      4.38%++          11.28%++
   After expense reimbursement ......................      1.49%++           1.49%++

Ratio of net investment income to average net assets:
   After expense reimbursement ......................      1.81%++           2.62%++

Portfolio turnover rate .............................     65.94%           147.56%

* Commencement of operations.

# Unaudited.

+ Not annualized.

++ Annualized.

--------------------------------------------------------------------------------
ROCKHAVEN ASSET MANAGEMENT              4                             PROSPECTUS

Investment Objectives And Policies

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

* The investment objective of The Rockhaven Fund is to obtain above average current income together with capital appreciation. Capital appreciation and current yield are given equal emphasis.

* The primary investment objective of The Premier Dividend Fund is to obtain high current income, and the Fund has a secondary objective of seeking capital appreciation. We would expect the Fund to have at least 65% of its assets in convertible securities. There can be no assurance that either Fund will achieve its objective.

HOW DO THE FUNDS SEEK TO ACHIEVE THEIR OBJECTIVES?

Under normal market conditions, each Fund will invest at least 65% of its total assets in income-producing equity securities, consisting of common and preferred stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks Rockhaven Asset Management, LLC (the "Advisor") selects common stocks for each Fund's portfolio that it believes have good value, attractive yield and potential for dividend growth. Based on the Advisor's assessment of market and economic conditions and outlook, it also invests a varying portion of each Fund's portfolio in preferred stocks and convertible securities. The Advisor expects that the Premier Dividend Fund will maintain a higher percentage of its portfolio in convertible securities than will the Rockhaven Fund. The Advisor anticipates that both Funds may have an annual turnover rate which will generally not exceed 100%.

There is, of course, no assurance that the Funds' objectives will be achieved. Because prices of common stocks and other securities fluctuate, the value of an investment in a Fund will vary as the market value of its investment portfolio changes.

OTHER SECURITIES THE FUNDS MIGHT PURCHASE.

Under normal market conditions, either Fund may invest up to 35% of the value of its total assets in corporate bonds, notes, rights and warrants, as well as short-term obligations. Short-term obligations include commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities, shares of money market mutual funds and repurchase agreements. If the Advisor believes that market conditions warrant a temporary defensive posture, a Fund may invest without limit in high quality, short-term obligations.

--------------------------------------------------------------------------------
ROCKHAVEN ASSET MANAGEMENT              5                             PROSPECTUS

EQUITY-LINKED DERIVATIVES.

In periods of abnormally high cash inflows to the Funds, the Funds may invest, for a short period of time, in Standard & Poor's ("S&P") Depository Receipts ("SPDRs") and S&P's MidCap 400 Depository Receipts ("MidCap SPDRs"). Each of these instruments are derivative securities whose value follows a well-known securities index or basket of securities.

SPDRs and MidCap SPDRs are designed to follow the performance of S&P 500 Index and the S&P MidCap 400 Index, respectively. Because the prices of SPDRs and MidCap SPDRs are correlated to diversified portfolios, they are subject to the risk that the general level of stock prices may decline or that the underlying indices decline. In addition, because SPDRs, MidCap SPDRs will continue to be traded even when trading is halted in component stocks of the underlying indices, price quotations for these securities may, at times, be based upon non-concurrent price information with respect to some or even all of the stocks in the underlying indices.

OPTIONS.

Each Fund may also write covered call options without limit on equity securities. By writing an option on a security held in its portfolio, a Fund, in return for the premium it receives, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but it retains the risk of loss should the price of the underlying security decline. In order to close out an options position, the Fund may enter into a closing purchase transaction, which is the purchase of a call option on the same security with the same exercise price and expiration date as the call option that the Fund has previously written. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or is exercised. The Fund may also write options on stock indices, up to 5% of the value of its total assets.

ILLIQUID SECURITIES.

Each Fund may invest up to 15% of its net assets in securities that are considered illiquid. An illiquid investment is generally a security which is not registered under the U.S. securities laws or cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund values it. The Fund may not be able to dispose of an illiquid security at the desired time and price, and it may incur additional expenses if it has to bear the cost of registering a security.

--------------------------------------------------------------------------------
ROCKHAVEN ASSET MANAGEMENT              6                             PROSPECTUS

FOREIGN SECURITIES.

The Funds may invest in  securities  of foreign  issuers,  including  Depositary
Receipts with respect to securities of foreign issuers. Up to 50% of a Fund's total assets may be invested in foreign securities which are listed on a national securities exchange, but investments in other foreign securities are not expected to exceed 5% of either Fund's total assets. There are additional risks associated with investments in foreign securities, including fluctuations in exchange rates, political or economic instability, and the possible imposition of exchange controls or other laws or restrictions. Foreign companies are also not generally subject to the same accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. The Funds may also invest in securities issued by companies within emerging or developing countries, which involve greater risks than other foreign investments. Additional information about foreign investments, including investment in emerging markets, is contained in the SAI.

LOWER RATED SECURITIES.

Each Fund may invest in debt securities which are rated lower than investment grade by a rating agency, but in no event will a Fund purchase a security rated lower than "C" or the equivalent. (A description of the ratings of Moody's Investors Service, Inc. and Standard and Poor's Corporation is included in the SAI.) The Funds may also invest up to 50% of their total assets in convertible securities rated as low as C. If a security held by a Fund is downgraded below C, the Fund will dispose of it in an orderly manner. Lower-rated debt securities, commonly referred to as "junk bonds," usually offer higher yields than higher-rated securities because of the increased risk of default. These securities are also more likely to react to developments affecting market and credit risks than are more highly rated securities. In the past, economic downturns or increases in interest rates have caused a higher incidence of default by the issuers of junk bonds than by issuers of investment grade securities. More information about debt securities is contained in the SAI.

INVESTMENT RESTRICTIONS.

Each Fund has adopted certain investment restrictions, which are described fully in the SAI. Like the Funds' investment objectives, certain of these restrictions are fundamental and may be changed only by a majority vote of each Fund's outstanding shares. As a fundamental policy, each Fund is a diversified mutual fund.

--------------------------------------------------------------------------------
ROCKHAVEN ASSET MANAGEMENT              7                             PROSPECTUS

Management of the Funds

The Board of Trustees of the Trust establishes the Funds' policies and supervises and reviews the management of the Funds.

THE ADVISOR.

The Funds' Advisor, Rockhaven Asset Management, LLC, 100 First Avenue, Suite 850, Pittsburgh, Pennsylvania 15222, was organized in February, 1997, to provide asset management services to individuals and institutional investors. Christopher H. Wiles is principally responsible for the management of the Funds' portfolios. Mr. Wiles (who along with AmSouth Bank of Alabama and its parent, AmSouth Bancorporation, controls the Advisor) is the President of the Advisor and has been active in the investment field professionally since 1984.

THE FUNDS' PERFORMANCE.

The following tables highlight each Fund's average annual total returns since inception. Through June 30, 1999, neither Fund charged a sales load; consequently, these performance figures do not reflect the imposition of any sales charges:

For the Period                  Rockhaven Fund   S&P Barra Value Index   S&P 500
--------------------------------------------------------------------------------
11/3/97-6/30/99                     14.95%               19.85%           27.43%
6/30/98-6/30/99                     12.57%               16.49%           22.76%
--------------------------------------------------------------------------------

The S&P Barra Value Index is an unmanaged capitalization-weighted index that contains approximately 50% of the stocks in the S&P 500 with lower price-to-book ratios.

The S&P 500 Composite Stock Price Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

                                       Rockhaven Premier       Merrill Lynch
For the Period                           Dividend Fund     All-Convertible Index
--------------------------------------------------------------------------------
11/3/97-6/30/99                              21.44%               13.17%
6/30/98-6/30/99                              22.83%               14.23%
--------------------------------------------------------------------------------

The  Merrill  Lynch  All-Convertible  Index  includes  U.S.   dollar-denominated
convertibles of $50 million or more in size, and incorporates both traditional and mandatory conversion structure.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
ROCKHAVEN ASSET MANAGEMENT              8                             PROSPECTUS

PRIOR PERFORMANCE OF THE PORTFOLIO MANAGER.

Prior to founding the Advisor, Mr. Wiles was Senior Vice President of Federated Investors, where he was the portfolio manager of Federated Utility Fund. He was also portfolio manager of Federated Equity-Income Fund from August 1, 1991, to January 31, 1997, and had full discretionary authority over the selection of investments for that fund. The Federated Equity-Income Fund has investment objectives, policies, strategies and risks substantially similar to those of the Rockhaven Fund. The cumulative total return for the Federated Equity-Income Fund Class A Shares from August 1, 1991 through January 31, 1997 was 139.82%, absent the imposition of a sales charge. The cumulative total return for the same period for the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") was 135.09%. At January 31, 1997, the Federated Equity-Income Fund had approximately $970 million in total net assets. Average annual returns for the one-year, three-year and five-year periods ended January 31, 1997 and for the entire period during which Mr. Wiles managed that fund compared with the performance of the Standard & Poor's 500 Index were:

-------------------------------------------------------------------------------------------
                        Federated Equity-Income Fund (a)    S&P 500       Lipper Equity
                      with sales load  without sales load  Index (b)  Income Fund Index (c)
                      ---------------  ------------------  ---------  ---------------------
One Year                   16.48%            23.26%          26.34%          19.48%
Three Years                14.85%            17.03%          20.72%          15.09%
Five Years                 15.20%            16.51%          17.02%          14.73%
August 1, 1991 through
  January 31, 1997         16.05%            17.25%          16.78%          14.99%
-------------------------------------------------------------------------------------------

(a) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses. During the period from August 1, 1991 through January 31, 1997, the operating expense ratio of the Federated Equity-Income Fund ranged from .95% to 1.05% of that fund's average daily net assets. The expense ratio for The Rockhaven Fund is higher, and the effect of those expenses may result in less favorable performance.

(b) The Standard & Poor's 500 Index is an unmanaged index of common stocks that is considered to be generally representative of the United States stock market. The Index is adjusted to reflect reinvestment of dividends.

--------------------------------------------------------------------------------
ROCKHAVEN ASSET MANAGEMENT              9                             PROSPECTUS

(c) The Lipper Equity Income Fund Index is equally weighted and composed of the largest mutual funds within its investment objective. These funds seek high current income and growth of income through investing 60% of more of their respective portfolios in equity securities.

Historical performance is not indicative of future performance. The Federated Equity-Income Fund is a separate fund and its historical performance is not indicative of the potential performance of The Rockhaven Fund. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.

THE ADVISOR.

The Advisor provides the Funds with advice on buying and selling securities, manages the investments of the Funds, furnishes the Funds with office space and certain administrative services, and provides most of the personnel needed by the Funds. As compensation, each Fund pays the Advisor a monthly management fee based upon the average daily net assets of the Fund at the annual rate of 0.75%. For the period ended September 30, 1998, the Advisor waived its entire advisory fee. In addition, the Advisor paid The Rockhaven Fund's expenses in the amount of $78,322. The Advisor paid The Rockhaven Premier Dividend Fund's expenses in the amount of $82,550. These amounts are recoverable by the Advisor. See "Other operating expenses".

THE ADMINISTRATOR.

Investment Company Administration, LLC (the "Administrator") prepares various federal and state regulatory filings, reports and returns for the Funds, prepares reports and materials to be supplied to the trustees, monitors the activities of the Funds' custodian, shareholder servicing agent and accountants, and coordinates the preparation and payment of Fund expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee at the annual rate of 0.20%, subject to a $30,000 annual minimum.

OTHER OPERATING EXPENSES.

Each Fund is responsible for its own operating expenses. The advisor has agreed to reduce fees payable to it by each Fund and to pay Fund operating expenses to the extent necessary to limit each Fund's aggregate annual operating expenses to the limit set forth in the Expense Table (the "expense cap"). Any such

--------------------------------------------------------------------------------
ROCKHAVEN ASSET MANAGEMENT             10                             PROSPECTUS
reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by that Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of each Fund's operations. Any such reimbursement is also contingent upon Board of Trustees subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to a Fund's payment of current ordinary operating expenses.

Pursuant to a plan of distribution adopted by the Trust, on behalf of each Fund, pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), each Fund may reimburse the Advisor for distribution and related expenses incurred by the Advisor up to 0.25% of each Fund's average net assets. Expenses permitted to be paid include preparation, printing and mailing of prospectuses, shareholder reports such as semi-annual and annual reports, performance reports and newsletters, sales literature and other promotional material to prospective investors, direct mail solicitations, advertising, public relations, compensation of sales personnel, advisors or other third parties for their assistance with respect to the distribution of the Fund's shares, payments to financial intermediaries for shareholder support, administrative and accounting services with respect to shareholders of each Fund and such other expenses as may be approved form time to time by the Board of Trustees of the Trust.

The Plan allows excess distribution expenses to be carried forward by the Advisor, as distribution coordinator, and resubmitted in a subsequent fiscal year, provided that (i) distribution expenses cannot be carried forward for more that three years following initial submission; (ii) the Trustees have made a determination at the time of initial submission that the distribution expenses are appropriate to be carried forward and (iii) the Trustees make a further

--------------------------------------------------------------------------------
ROCKHAVEN ASSET MANAGEMENT             11                             PROSPECTUS
determination, at the time any distribution expenses which have been carried forward are submitted for payment, that payment at the time is appropriate, consistent with the objectives of the Plan and in the current best interests of shareholders.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently then annually.

Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment in a Fund and may cost you more than paying other types of sales charges.

BROKERAGE TRANSACTIONS.

The Advisor considers a number of factors in determining which brokers or dealers to use for the Funds' portfolio transactions. While these are more fully discussed in the Statement of Additional Information, the factors include, but are not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which the Advisor may lawfully and appropriately use in its investment advisory capacities. Provided that a Fund receives prompt execution at competitive prices, the Advisor may also consider the sale of Fund shares or the referral of business to it as a factor in selecting broker-dealers for the Fund's portfolio transactions. Subject to overall requirements of obtaining the best combination of price and execution on a particular transaction, a Fund may place portfolio transactions through an affiliate of the Advisor, in accordance with procedures adopted by the Board of Trustees.

Investor Guide

HOW TO PURCHASE SHARES OF A FUND.

There are several ways to purchase shares of either Fund. An Application Form, which accompanies this Prospectus, is used if you send money directly to a Fund by mail or by wire. If you have questions about how to invest, or about how to complete the Application Form, please call an account representative at
888.229.2105. First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261E, Phoenix, Arizona 85018, an affiliate of the Administrator, is the principal underwriter ("Distributor") of the Funds' shares.

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ROCKHAVEN ASSET MANAGEMENT             12                             PROSPECTUS

YOU MAY SEND MONEY TO THE FUNDS BY MAIL.

If you wish to invest by mail, simply complete the Application Form and mail it with a check (made payable to either the Rockhaven Fund or the Rockhaven Premier Dividend Fund) to the Funds' Shareholder Servicing Agent, American Data Services, Inc. at the following address:

     Rockhaven Funds
     P.O. Box 640947
     Cincinnati, OH 45264-0947

YOU MAY WIRE MONEY TO THE FUNDS.

Before sending a wire, you should call the Funds at 888.229.2105 between 9:00 a.m. and 5:00 p.m., Eastern time, on a day when the New York Stock Exchange ("NYSE") is open for trading, in order to receive an account number. It is important to call and receive this account number, because if your wire is sent without it or without the name of the applicable Fund, there may be a delay in investing the money you wire. You should then ask your bank to wire money to:

     Firstar Bank,
     N.A. Cinti/Trust
     ABA #0420-0001-3
     for credit to
       [Rockhaven Fund or Rockhaven Premier Dividend Fund]
     DDA #486444862
     for further credit to
       [your name and account number]

Your bank may charge you a fee for sending a wire to the Funds.

YOU MAY PURCHASE SHARES THROUGH AN INVESTMENT DEALER.

You may be able to invest in and redeem shares in either Fund through an investment broker or dealer, if the broker/dealer has made arrangements with the Distributor. The broker/dealer is authorized to designate intermediaries to accept orders on the Funds' behalf. The broker/dealer or the authorized designee may place an order for you with a Fund; the Fund will be deemed to have received the order when the authorized broker/dealer or authorized designee accepts the order. The price you will pay will be the net asset value which is next calculated after the acceptance of the order by the authorized broker/dealer or the authorized designee. A broker/dealer, or other agent may charge you a fee for placing your order, but you could avoid paying such a fee by sending an Application Form and payment directly to the Fund. The broker/dealer may also

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ROCKHAVEN ASSET MANAGEMENT             13                             PROSPECTUS
hold the shares you purchase in its omnibus account rather than in your name in the records of the Funds' transfer agent. A Fund may reimburse the broker, dealer, or other agent for maintaining records of your account as well as for other services provided to you.

Your dealer is responsible for sending your money to the Fund promptly after placing the order to purchase shares, and the Fund may cancel the order if payment is not received from the dealer promptly.

SUBSEQUENT INVESTMENTS.

You may purchase additional shares of a Fund by sending a check, with the stub from an account statement, to the Fund at the address above. Please also write your account number on the check. (If you do not have a stub from an account statement, you can write your name, address and account number on a separate piece of paper and enclose it with your check.) If you want to send additional money for investment by wire, it is important for you to call the Fund at
888.229.2105. You may also make additional purchases through an investment dealer, as described above.

WHEN IS MONEY INVESTED IN A FUND?

Any money received for investment in a Fund from an investor, whether sent by check or by wire, is invested at the net asset value, less the sales load (if applicable), of that Fund which is next calculated after the money is received (assuming the check or wire correctly identifies the Fund and account). Orders received from dealers are invested at the net asset value, less the sales load (if applicable), next calculated after the order is received. The net asset value is calculated at the close of regular trading of the NYSE, generally 4:00 p.m., Eastern time. A check or wire received after the NYSE closes is invested as of the next calculation of the Fund's net asset value.

WHAT IS THE NET ASSET VALUE OF A FUND?

Each Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less its liabilities, by the number of its shares outstanding. In calculating the net asset value, portfolio securities are valued using current market values, if available. Securities for which market quotations are not readily available are valued at fair values determined in good faith by or under the supervision of the Board of Trustees of the Trust. The fair value of short-term obligations with remaining maturities of 60 days or less is considered to be their amortized cost.

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ROCKHAVEN ASSET MANAGEMENT             14                             PROSPECTUS

WHAT IS THE PRICE YOU PAY FOR EACH SHARE OF THE FUNDS?

When you invest in the Funds, you generally pay the "offering price" of a share. The offering price of shares is the net asset value per share plus a sales charge that is based on the amount purchased, as described in the following table. For Fund share sales made through December 31, 1999, selling broker/dealers will retain the entire sales charge collected on the sale. For Fund share sales made after December 31, 1999, selling broker/dealers will retain the sales charge as indicated in the following table.

--------------------------------------------------------------------------------
                          Sales Charge           Charge
                         as percent of:         retained
                      --------------------     by dealers       Charge retained
                      Offering   Net asset       through        by dealers after
Amount of Purchase      price      value    December 31, 1999  December 31, 1999
--------------------------------------------------------------------------------
Up to $99,999           5.75%      6.10%          5.75%              5.00%
$100,000 to $249,999    4.50%      4.71%          4.50%              4.00%
$250,000 to $499,999    3.25%      3.36%          3.25%              3.00%
$500,000 to $999,999    2.00%      2.04%          2.00%              1.75%
$ 1,000,000 or more     none       none           none               none
--------------------------------------------------------------------------------

LETTER OF INTENT - An investor may qualify for an immediate reduced sales charge on purchases by completing the Letter of Intent section on the Application Form. The investor will state an intention to purchase, during the next 13 months a specified amount of shares which, if made at one time, would qualify for a reduced sales charge.

RIGHTS OF ACCUMULATION - The reduced sales charges applicable to purchases apply on a cumulative basis over any period of time. Thus the value of all shares of the Fund owned by an investor (including the investor's own account, IRA account, or other account), taken at current net asset value, can be combined with a current purchase of shares to determine the rate of sales charge applicable to the current purchase in order to receive the cumulative quantity reduction. When opening a new account, the fact that the investor currently holds shares of the Fund must be indicated on the Application Form in order to receive the cumulative quantity discount. For subsequent purchases, the Funds' Shareholder Servicing Agent 888.229.2105 should be notified of current Fund holdings prior to the purchase of additional shares.

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ROCKHAVEN ASSET MANAGEMENT             15                             PROSPECTUS

PURCHASES AT NET ASSET VALUE - Shares of the Funds may be purchased at net asset value for the following shareholders:

i) Shareholders who make additional purchases into any account that existed on or before September 17, 1999, ii) Officers, trustees, directors and full time employees of the Trust, the Advisor, the Administrator and affiliates of those companies, or by their family members, iii) Registered representatives and employees of firms which have selling agreements with the Distributor, iv) Investors making purchases through retail fund "supermarkets" for a higher minimum initial investment of $3,000, v) Investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, vi) Pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 403 and 457 of the Internal Revenue Code, vii)By such other investors who are determined to have acquired shares under circumstances not involving any sales expense to the Fund or Distributor.

The Distributor has the right to decide whether a purchase may be made at net asset value.

At the Advisor's discretion, the Advisor may pay supplemental distribution assistance, out of its own resources, to any dealer who has executed a selling agreement with the Distributor through which a Fund share purchase is made. Additionally, the Advisor, at its discretion, may pay a "finders fee" to any person who has assisted the Advisor or Distributor in securing additional investments in the Funds.

MINIMUM INVESTMENTS.

The minimum initial investment in each Fund is $1,000. The minimum subsequent investment is $100. For purchases through retail fund "supermarkets" where an investor is able to purchase shares of the Funds at net asset value, the minimum initial investment is $3,000.

The Distributor may waive the minimum investment requirements for purchases by certain groups or retirement plans; for employees and family members of affiliated persons of the Funds; for IRA accounts of existing shareholders; and for clients of financial advisors and intermediaries, who charge for their services and are eligible to sell shares of the Funds.

--------------------------------------------------------------------------------
ROCKHAVEN ASSET MANAGEMENT             16                             PROSPECTUS

OTHER INFORMATION.

Checks must be drawn on U.S. banks. Third party checks will not be accepted. A charge may be imposed if a check used to make an investment does not clear. The Funds and the Distributor reserve the right to reject any investment, in whole or in part. Federal tax law requires that investors provide a certified taxpayer identification number and other certifications on opening an account in order to avoid backup withholding of taxes. See the Application Form for more information about backup withholding. The Funds are not required to issue share certificates; all shares are normally held in non- certificated form on the books of the Fund, for the account of the shareholder. The Funds, under certain circumstances, may accept investments of securities appropriate for a Fund's portfolio, in lieu of cash. Prior to making such a purchase, you should call the Advisor to determine if such an investment may be made. Investments must be made either in U.S. dollars or in securities acceptable to the Advisor.

Services Available to Shareholders

RETIREMENT PLANS.

You may obtain prototype IRA plans from the Funds. Shares of the Funds are also eligible investments for other types of retirement plans.

AUTOMATIC INVESTING BY CHECK.

You may make regular monthly investments in the Funds using the "Automatic Investment Plan." A check is automatically drawn on your personal checking account each month for a predetermined amount (but not less than $100), as if you had written it directly. Upon receipt of the withdrawn funds, a Fund automatically invests the money in additional shares of the Fund at the current net asset value. Applications for this service are available from the Funds. There is no charge by a Fund for this service. Either Fund may terminate or modify this privilege at any time, and shareholders may terminate their participation by notifying the Shareholder Servicing Agent in writing, sufficiently in advance of the next withdrawal.

AUTOMATIC WITHDRAWALS.

Each Fund offers an Automatic Withdrawal Plan whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. To start this Program, your account must have Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn each

--------------------------------------------------------------------------------
ROCKHAVEN ASSET MANAGEMENT             17                             PROSPECTUS
month or quarter is $50. This Program may be terminated or modified by a shareholder or a Fund at any time without charge or penalty. A withdrawal under the Automatic Withdrawal Plan involves a redemption of shares of the Fund, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

EXCHANGE PRIVILEGE.

You may exchange your shares of either of the Funds (in amounts of $1,000 or more) for shares of the other Fund. For more information, call the Shareholder Servicing Agent at 888.229.2105.

How to Redeem Your Shares

You have the right to redeem all or any portion of your shares of a Fund at their net asset value on each day the NYSE is open for trading.

REDEMPTION IN WRITING.

You may redeem your shares by simply sending a written request to the Fund which you own. You should give your account number and state whether you want all or part of your shares redeemed. The letter should be signed by all of the shareholders whose names appear in the account registration. You should send your redemption request to:

     [Rockhaven Fund or Rockhaven Premier Dividend Fund]
     c/o American Data Services
     150 Motor Parkway
     Hauppauge, NY 11788

SIGNATURE GUARANTEE.

If the value of the shares you wish to redeem exceeds $100,000, the signatures on the redemption request must be guaranteed by an "eligible guarantor institution." These institutions include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing a signature must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

REDEMPTION BY TELEPHONE.

If you complete the Redemption by Telephone portion of a Fund's Application Form, you may redeem shares on any business day the NYSE is open by calling the

--------------------------------------------------------------------------------
ROCKHAVEN ASSET MANAGEMENT             18                             PROSPECTUS

Funds' Shareholder Servicing Agent at 888.229.2105 before 4:00 p.m. Eastern time. Redemption proceeds will be mailed or wired, at your direction, on the next business day to the bank account you designated on the Application Form. The minimum amount that may be wired is $1,000 (wire charges, if any, will be deducted from redemption proceeds). Telephone redemptions cannot be made for IRA accounts.

By establishing telephone redemption privileges, you authorize the Fund and its Shareholder Servicing Agent to act upon the instruction of any person who makes the telephone call to redeem shares from your account and transfer the proceeds to the bank account designated in the Application Form. The Funds and the Shareholder Servicing Agent will use procedures to confirm that redemption instructions received by telephone are genuine, including recording of telephone instructions and requiring a form of personal identification before acting on these instructions. If these normal identification procedures are followed, neither the Fund nor the Shareholder Servicing Agent will be liable for any loss, liability, or cost which results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege. Either Fund may change, modify, or terminate these privileges at any time upon at least 60-days' notice to shareholders.

You may request telephone redemption privileges after your account is opened; however, the authorization form will require a separate signature guarantee. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity.

WHAT PRICE IS USED FOR A REDEMPTION?

The redemption price is the net asset value of a Fund's shares, next determined after shares are validly tendered for redemption. All signatures of account holders must be included in the request, and a signature guarantee, if required, must also be included for the request to be valid.

WHEN ARE REDEMPTION PAYMENTS MADE?

As noted above, redemption payments for telephone redemptions are sent on the day after the telephone call is received. Payments for redemptions sent in writing are normally made promptly, but no later than seven days after the receipt of a request that meets requirements described above. However, either Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with rules of the SEC.

--------------------------------------------------------------------------------
ROCKHAVEN ASSET MANAGEMENT             19                             PROSPECTUS

If shares were purchased by wire, they cannot be redeemed until the day after the Application Form is received. If shares were purchased by check and then redeemed shortly after the check is received, a Fund may delay sending the redemption proceeds until it has been notified that the check used to purchase the shares has been collected, a process which may take up to 15 days. This delay may be avoided by investing by wire or by using a certified or official bank check to make the purchase.

REPURCHASES FROM DEALERS.

A Fund may accept orders to repurchase shares from an investment dealer on behalf of a dealer's customers. The net asset value for a repurchase is that next calculated after receipt of the order from the dealer. The dealer is responsible for forwarding any documents required in connection with a redemption, including a signature guarantee, promptly, and the Fund may cancel the order if these documents are not received promptly.

OTHER INFORMATION ABOUT REDEMPTIONS.

A redemption may result in recognition of a gain or loss for federal income tax purposes. Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or Uniform Gifts or Transfers to Minors Act account) may be redeemed by a Fund if, due to redemptions you have made, the total value of your account is reduced to less than $500. If a Fund determines to make such an involuntary redemption, you will first be notified that the value of your account is less than $500, and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.

If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of securities form the portfolio of the Fund, in compliance with the Trust's election to be governed by Rule 18f-1 under the 1940 Act. Pursuant to Rule 18f-1, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder will likely incur brokerage costs in converting the assets into cash.

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ROCKHAVEN ASSET MANAGEMENT             20                             PROSPECTUS

Distributions and Taxes

DIVIDENDS AND OTHER DISTRIBUTIONS.

Dividends from net investment income, if any, are normally declared and paid by each Fund each quarter. Capital gains distributions, if any, are also normally made in December, but a Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.

Dividends and capital gain distributions (net of any required tax withholding) are automatically reinvested in additional shares of a Fund at the net asset value per share on the reinvestment date unless you have previously requested in writing to the Shareholder Servicing Agent that payment be made in cash.

Any dividend or distribution paid by a Fund has the effect of reducing the net asset value per share on the record date by the amount of the dividend or distribution. You should note that a dividend or distribution paid on shares purchased shortly before that dividend or distribution was declared will be subject to income taxes even though the dividend or distribution represents, in substance, a partial return of capital to you.

TAXES.

Each Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As long as a Fund continues to qualify, and as long as the Fund distributes all of its income each year to the shareholders, that Fund will not be subject to any federal income or excise taxes. Distributions made by a Fund will be taxable to shareholders whether received in shares (through dividend reinvestment) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders as ordinary income. A portion of these distributions may qualify for the intercorporate dividends-received deduction. Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of a Fund have been held. Although distributions are generally taxable when received, certain

--------------------------------------------------------------------------------
ROCKHAVEN ASSET MANAGEMENT             21                             PROSPECTUS
distributions made in January are taxable as if received the prior December. You will be informed annually of the amount and nature of a Fund's distributions. Additional information about taxes is set forth in the Statement of Additional Information. You should consult your own advisers concerning federal, state and local taxation of distributions from the Funds.

General Information

THE TRUST.

The Trust was organized as a Delaware business trust on October 3, 1996. The Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.01 per share, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series. The fiscal year of each Fund ends on September 30.

SHAREHOLDER RIGHTS.

Shares issued by the Funds have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Funds and to the net assets of the Funds upon liquidation or dissolution. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund (E.G., approval of the Investment Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (E.G., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust for the purpose of electing or removing Trustees.

YEAR 2000 RISK.

Like other business organizations around the world, the Fund could be adversely affected if the computer systems used by its investment advisor and other service providers do not properly process and calculate information related to dates beginning January 1, 2000. This is commonly known as the "Year 2000 Problem." Failure of computer systems used for securities trading could result

--------------------------------------------------------------------------------
ROCKHAVEN ASSET MANAGEMENT             22                             PROSPECTUS
in settlement and liquidity problems for the Fund and investors. That failure could have a negative impact on handling securities trades and pricing and accounting services. Additionally, the services provided to the Fund depend on the interaction of computer systems with those of brokers, information vendors and other parties; therefore, any failure of the computer systems of those parties may cause service problems for the Fund. In addition, this situation may negatively affect the companies in which the Fund invests and consequently, the value of the Fund's shares. The Board of Trustees of the Fund has adopted a Year 2000 Project Plan that they believe is reasonably designed to address the Year 2000 Problem with respect to the Advisor's and other service providers' computer systems. Included in the Year 2000 Project Plan is a provision for a contingency plan for the retention of other service providers to replace those service providers whose performance in converting to Year 2000 compliant data processing equipment has been determined to be less than satisfactory. There can be no assurance that these actions will be sufficient to avoid any adverse impact on the Fund. The extent of that risk cannot be ascertained at this time.

PERFORMANCE INFORMATION.

From time to time, each Fund may publish its total return in advertisements and communications to investors. Total return information will include the Fund's average annual compounded rate of return over the most recent year and over the period from the Fund's inception of operations. The Funds may also advertise aggregate and average total return information over different periods of time. A Fund's total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment at the beginning of the specified period and the net asset value of those shares at the end of the period, assuming reinvestment of all distributions. Total return figures will reflect all recurring charges against Fund income. You should note that the investment results of the Funds will fluctuate over time, and any presentation of a Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.

SHAREHOLDER INQUIRIES.

Shareholder inquiries should be directed to the Shareholder Servicing Agent at 888.229.2105.

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ROCKHAVEN ASSET MANAGEMENT             23                             PROSPECTUS

                                     ADVISOR
                         Rockhaven Asset Management, LLC
                           100 First Avenue, Suite 850
                              Pittsburgh, PA 15222


                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                                Phoenix, AZ 85018


                                    CUSTODIAN
                               Firstar Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202


                           SHAREHOLDER SERVICING AGENT
                          American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                               Hauppauge, NY 11788
                                  888-229-2105


                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.